Note 17 - Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Financial Instruments Disclosure [Text Block]

NOTE 17 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of recognized financial instruments at December 31, 2022 and 2021 are as follows:

	(in thousands)
	2022		2021
	Carrying Amount	Estimated Value	Carrying Amount	Estimated Value	Input Level
FINANCIAL ASSETS
Cash and cash equivalents	$30,680	$30,680	$75,202	$75,202	1
Securities, including FHLB stock	285,146	285,146	312,771	312,771	2,3
Loans held for sale	3,970	3,970	9,146	9,146	3
Net loans and leases	674,174	662,217	599,204	600,512	3
Mortgage servicing rights	2,371	2,371	1,868	1,868	3
Hedging assets	215	215	922	922	3
Total financial assets	$996,556	$984,599	$999,113	$1,000,421

	(in thousands)
	2022		2021
	Carrying Amount	Estimated Value	Carrying Amount	Estimated Value	Input Level
FINANCIAL LIABILITIES
Deposits
Maturity	$125,777	$122,209	$129,447	$129,196	3
Non-maturity	828,106	828,106	800,966	800,966	1
Fed funds purchased and other borrowings	31,079	31,079	7,012	7,012	3
Junior subordinated deferrable interest debentures	13,009	9,608	12,976	10,931	3
Hedging liabilities	10	10	46	46	3
Total financial liabilities	$997,981	$991,012	$950,447	$948,151

The above summary does not include accrued interest receivable and cash surrender value of life insurance which are also considered financial instruments. The estimated fair value of such items is considered to be their carrying amounts, and would be considered Level 1 inputs.

There are also unrecognized financial instruments at December 31, 2022 and 2021 which relate to commitments to extend credit and letters of credit. The contract amount of such financial instruments amounts to $205.2 million at December 31, 2022 and $198.7 million at December 31, 2021. Such amounts are also considered to be the estimated fair values.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments shown above:

Cash and cash equivalents:

Fair value is determined to be the carrying amount for these items (which include cash on hand, due from banks, and federal funds sold) because they represent cash or mature in 90 days or less and do not represent unanticipated credit concerns.

Securities:

Where quoted prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities would typically include government bonds and exchange traded equities. If quoted market prices are not available, then fair values are estimated using pricing models, quoted prices of securities with similar characteristics, or discounted cash flows. Examples of such instruments, which would generally be classified within Level 2 of the valuation hierarchy, include municipal bonds, mortgage-backed securities, and asset-backed securities. In certain cases where there is limited activity or less transparency around inputs to the valuation, securities may be classified within Level 3 of the valuation hierarchy. The Corporation did not have any securities classified as Level 3 at December 31, 2022 or 2021.

Loans:

Loans originated and intended for sale in the secondary market are carried at the estimated fair value in the aggregate. Estimated fair value is determined based on quoted market prices in the secondary market.

Loans:

Fair value for loans was estimated for portfolios of loans with similar financial characteristics. For adjustable-rate loans, which re-price at least annually and generally possess low risk characteristics, the carrying amount is believed to be a reasonable estimate of fair value. For fixed rate loans the fair value is estimated based on a discounted cash flow analysis, considering weighted average rates and terms of the portfolio, adjusted for credit and interest rate risk inherent in the loans. Fair value for nonperforming loans is based on recent appraisals or estimated discounted cash flows.  The fair value disclosures for both fixed and adjustable-rate loans were adjusted to reflect the exit price amount anticipated to be received from the sale of the loans in an open market transaction.

Mortgage servicing rights:

The fair value for mortgage servicing rights is determined based on an analysis of the portfolio by an independent third party.

Derivative assets and liabilities:

The fair value of derivative assets and liabilities are evaluated monthly based on derivative valuation models using quoted prices for similar assets adjusted for specific attributes of the commitments and other observable market data at the valuation date.

Deposit liabilities:

The fair value of core deposits, including demand deposits, savings accounts, and certain money market deposits, is the amount payable on demand. The fair value of fixed-maturity certificates of deposit is estimated using the rates offered at year end for deposits of similar remaining maturities. The estimated fair value does not include the benefit that results from the low-cost funding provided by the deposit liabilities compared to the cost of borrowing funds in the marketplace.  The fair value disclosures for all of the deposits were adjusted to reflect the exit price amount anticipated to be received from sale of the deposits in an open market transaction.

Other financial instruments:

The fair value of commitments to extend credit and letters of credit is determined to be the contract amount, since these financial instruments generally represent commitments at existing rates. The fair value of other borrowings is determined based on a discounted cash flow analysis using current interest rates.  The fair value of fed funds purchased and other borrowings is determined to be the carrying value due to the short-term to maturity of these borrowings. The fair value of the junior subordinated deferrable interest debentures is determined based on quoted market prices of similar instruments.

The fair value estimates of financial instruments are made at a specific point in time based on relevant market information. These estimates do not reflect any premium or discount that could result from offering for sale at one time the entire holdings of a particular financial instrument over the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Since no ready market exists for a significant portion of the financial instruments, fair value estimates are largely based on judgments after considering such factors as future expected credit losses, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect these estimates.